Exhibit 99.1

April ??, 2003

STERICYCLE, INC. REPORTS RECORD RESULTS
FOR FIRST QUARTER OF 2003
  STERICYCLE, INC. REPORTS 49.7% INCREASE IN NET INCOME TO $12.1 MILLION AFTER PRO FORMA ADOPTION OF FAS 142 FOR 2001 RESULTS (91.6% INCREASE IN NET INCOME AS REPORTED)
  STERICYCLE, INC. REPORTS 40.0% INCREASE IN EARNINGS PER SHARE TO $0.27 AFTER PRO FORMA ADOPTION OF FAS 142 FOR 2001 RESULTS (79.1% INCREASE IN EARNINGS PER SHARE AS REPORTED))
  NET CASH PROVIDED BY OPERATIONS WAS $23.5 MILLION FOR THE QUARTER AND $72.9 MILLION FOR YEAR TO DATE
  REVENUES EXCLUDING INTERNATIONAL EQUIPMENT SALES UP 12.1% IN QUARTER TO $98.2 MILLION

Lake Forest, Illinois, October 31, 2002 - Stericycle, Inc. (NASDAQ:SRCL), the United States' leading provider of medical waste management services, today reported record quarterly financial results for the third quarter of 2002. "The third quarter was another record breaking quarter for our company, with across-the-board growth and record results," said Mark Miller, Stericycle president and chief executive officer. "The solid growth in revenues, operating income, and net income all reflect our disciplined focus on strategically growing and managing our business."

THIRD QUARTER AND YEAR-TO-DATE RESULTS
Revenues for the third quarter ended September 30, 2002 were $102.0 million, up 11.7% from $91.3 million in the same quarter last year. International equipment sales contributed $2.2 million in revenues for the quarter. Gross profit was $42.0 million, up 15.3% from $36.5 million in the same quarter last year. Gross profit as a percent of revenues increased to 41.2% from 40.0% in the third quarter of 2001.

Net income for third quarter of 2002 rose 49.7% to $12.1 million, up from net income of $8.1 million in the same quarter last year after the pro forma adoption of Financial Accounting Standards (FAS) 142, Goodwill and Other Intangible Assets, for the 2001 results. As reported, net income before adoption of FAS 142 was $6.3 million in the third quarter of 2001. FAS142 is effective for our fiscal year that began January 1, 2002.

Earnings per diluted share for the third quarter of 2002 rose to $0.27, up 40.0% from $0.19 in the same quarter last year after the pro forma adoption of FAS 142 for 2001 results. As reported, earnings per diluted share before adoption of FAS 142 were $0.15 in the third quarter of 2001. Weighted shares outstanding used to determine earnings per diluted share were 45,124,354 for the third quarter of 2002 and 42,196,372 for the third quarter of 2001.

For the nine months ended September 30, 2002, revenues increased to $298.3 million, an increase of 12.3% from the same period a year ago. Gross profit as a percent of revenue increased from 39.8% for the nine months ended September 30, 2001 to 40.6% for the same period in 2002. Net income increased 55.0% to $34.3 million, up from $22.1 million for the nine months ending September 30, 2001 after pro forma adoption of FAS 142. As reported, net income was $16.9 million for the nine months ending September 30, 2001. Earnings per diluted share increased 42.7% to $0.76 from $0.53 in the same period a year ago after pro forma adoption of FAS 142. As reported, earnings per diluted share were $0.41 in the same period a year ago.

During the third quarter of 2002, we continued to improve our balance sheet position. Cash generated during the quarter was used to repurchase $8.9 million of our 12-3/8% senior subordinated debt. In addition, we decreased the balances of the term loans under our senior secured credit facility, the amount of our capital leases and other loans by $13.1 million in the quarter. The redemption premium to repurchase the senior subordinated debt was a one-time pre-tax charge of $1.22 million, or tax adjusted $0.016 per diluted share, which was included in interest expense for the quarter. Our total debt to capitalization percentage ratio improved from 50.2% at December 31, 2001 to 40.5% at September 30, 2002.

Miller said, "During the third quarter we continued to execute our proven business model and reported strong sales growth and record income from operations. The cash flow of $23.5 million generated from operations was used to strengthen the business through lowering our debt and investing in the company's future."

Stericycle provides medical waste collection, transportation, treatment and disposal services and safety and compliance programs to healthcare companies nationwide, including hospitals, physician and dental offices, laboratories and clinics. Medical waste includes single-use disposables such as needles, syringes, gloves and other supplies that have been in contact with blood or other bodily fluids, as well as blood, blood products and other items that could harbor infectious agents.

Safe Harbor Statement: Statements in this press release may contain forward-looking statements that involve risks and uncertainties, some of which are beyond the Company's control (for example, general economic conditions). The Company's actual results could differ significantly from the results described in the forward-looking statements. Factors that could cause such differences include difficulties in completing the integration of acquired businesses, changes in governmental regulation of medical waste collection and treatment, and increases in transportation and other operating costs, as well as the various other factors identified in the Company's filings with the U.S. Securities and Exchange Commission. As a result, past financial performance should not be considered a reliable indicator of future performance, and investors should not use historical trends to anticipate future results or trends. The Company makes no commitment to disclose any subsequent revisions to forward-looking statements.

Stericycle Financial Statements for First Quarter 2003

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                            March 31,    December 31
                                                               2003          2002
                                                           ------------  ------------
                                                            (unaudited)
                         ASSETS
Current assets:
  Cash and cash equivalents.............................. $     24,016  $      8,375
  Short-term investments.................................       18,000           512
  Accounts receivable, less allowance for doubtful
    accounts of $3,??? in 2003 and $3,779 in 2002........       65,000        62,013
  Parts and supplies.....................................        4,410         4,494
  Prepaid expenses.......................................        2,780         7,170
  Notes receivable.......................................                        823
  Deferred tax asset.....................................        7,630         6,720
  Other..................................................        9,920         4,249
                                                           ------------  ------------
         Total current assets............................      131,756        94,356
                                                           ------------  ------------
Property, plant and equipment:
  Land...................................................        7,776         7,776
  Buildings and improvements.............................       30,396        30,396
  Machinery and equipment................................       86,661        86,661
  Office equipment and furniture.........................       11,462        11,462
  Construction in progress...............................        4,134         4,134
                                                           ------------  ------------
                                                               140,429       140,429
  Less accumulated depreciation..........................      (55,000)      (51,928)
                                                           ------------  ------------
    Property, plant and equipment, net...................       85,429        88,501
                                                           ------------  ------------
Other assets:
  Goodwill, less accumulated amortization of $32,374
    in 2003 and 2002.....................................      447,272       447,272
  Intangible assets, less accumulated amortization of
    $?,??? in 2003 and $3,609 in 2002....................        6,167        20,110
  Notes receivable.......................................        4,100         7,717
  Other..................................................       12,276         9,139
                                                           ------------  ------------
         Total other assets..............................      469,815       484,238
                                                           ------------  ------------
   Total assets.......................................... $    687,000  $    667,095
                                                           ============  ============

          LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current portion of long term debt...................... $     14,223  $      3,933
  Accounts payable.......................................       10,826        14,330
  Accrued liabilities....................................       15,677        31,810
  Deferred revenue.......................................        2,883         3,681
                                                           ------------  ------------
         Total current liabilities.......................       43,609        53,754
                                                           ------------  ------------
Long-term debt, net of current portion...................      249,572       224,124
Deferred income taxes....................................       15,305        30,729
Other liabilities........................................        3,708         3,710
Redeemable preferred stock:
  Series A convertible preferred stock (par value $.01
    share, 75,000 shares authorized, ??,??? outstanding
    in 2003 and 29,326 in 2002, liquidation preference
    of $??,??? in 2003 and $31,919 in 2002)..............       45,276        28,049
Common shareholders' equity:
  Common stock (par value $.01 per share, 30,000,000
    shares authorized, 18,718,956 issued and outstanding
    in 2002, 18,539,950 issued and outstanding in 2001)..          500           404
Additional paid-in capital...............................      278,000       277,531
Treasury stock of 50,000 shares..........................       (1,435)       (1,435)
Accumulated other comprehensive loss.....................       (2,535)         (229)
Retained earnings........................................       55,000        50,458
                                                           ------------  ------------
         Total shareholders' equity......................      374,806       354,778
                                                           ------------  ------------
  Total liabilities and shareholders' equity............. $    687,000  $    667,095
                                                           ============  ============

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
(UNAUDITED)

                                                  Three Months Ended March 31,
                                            -------------------------------------------
                                                   2003                   2002
                                            --------------------   --------------------
                                                 $      % of Rev        $      % of Rev
                                            ----------- --------   ----------- --------
Revenues.................................. $   105,000    100.0% $    97,064    100.0%

Costs and expenses:
  Cost of revenues........................      60,000     57.1        58,175     59.9
                                            ----------- --------   ----------- --------
Gross margin                                    45,000     42.9        38,889     40.1
                                            ----------- --------   ----------- --------
  Selling, general and
    administrative expenses...............      15,000     14.3        14,187     14.6
  Amortization............................         508      0.5           508      0.6
                                            ----------- --------   ----------- --------
     Total SG&A expenses and amortization.      15,508     14.8        14,695     15.2
                                            ----------- --------   ----------- --------
Income from operations before
  acquisition-related costs...............      29,492     28.1        24,194     24.9
  Acquisition-related costs...............         153      0.2           153      0.1
                                            ----------- --------   ----------- --------
Income from operations....................      29,339     27.9        24,041     24.8
                                            ----------- --------   ----------- --------
Other income (expense):
  Interest income.........................         125      0.1           163      0.2
  Interest expense........................      (6,600)    (6.3)       (5,809)    (6.0)
  Other expense...........................        (275)    (0.2)         (671)    (0.7)
                                            ----------- --------   ----------- --------
     Total other income (expense).........      (6,750)    (6.4)       (6,317)    (6.5)
                                            ----------- --------   ----------- --------
Income before income taxes................      22,589     21.5        17,724     18.3
Income tax expense........................       9,000      8.6         7,093      7.3
                                            ----------- --------   ----------- --------
Net income................................ $    13,589     12.9% $    10,631     11.0%
                                            =========== ========   =========== ========

Earnings per share - diluted.............. $      0.30            $      0.24
                                            ===========            ===========

Fully taxed net income before
  acquisition-related costs............... $    10,723     10.2% $    10,723     11.0%

Earnings per share - diluted
  before acquisition-related costs........ $      0.24            $      0.24

Weighted average number of common
  shares outstanding - diluted............  44,771,952             44,771,952
                                            ===========            ===========

Depreciation and amortization............. $     3,563      3.4% $     3,563      3.7%

EBITDA before acquisition-related costs... $    27,086     25.8% $    27,086     27.9%

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)
(UNAUDITED)

                                                             For the Three
                                                          Months Ended March 31,
                                                         ----------------------
                                                            2003        2002
                                                         ----------  ----------
OPERATING ACTIVITIES:
Net income............................................. $   10,631  $   10,631
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Ineffective portion of cash flow hedges............       (381)       (381)
    Deferred tax liability.............................       (728)       (728)
    Tax benefit of disqualifying dispositions of stock.      1,168       1,168
    Loss on sale of fixed assets.......................         36          36
    Depreciation.......................................      3,055       3,055
    Amortization.......................................        508         508
Changes in operating assets and liabilities, net of
  effect of acquisitions:
    Accounts receivable................................      4,279       4,279
    Parts and supplies.................................      1,653       1,653
    Prepaid expenses and other assets..................     (2,184)     (2,184)
    Accounts payable...................................     (3,035)     (3,035)
    Accrued liabilities................................      8,106       8,106
    Deferred revenue...................................     (2,037)     (2,037)
                                                         ----------  ----------
Net cash provided by operating activities..............     21,071      21,071
                                                         ----------  ----------
INVESTING ACTIVITIES:
  Payments for acquisitions and international
    investments, net of cash acquired..................     (3,975)     (3,975)
  Short-term investments...............................       (243)       (243)
  Proceeds from sale of equipment......................         31          31
  Capital expenditures.................................     (3,867)     (3,867)
                                                         ----------  ----------
Net cash used in investing activities..................     (8,054)     (8,054)
                                                         ----------  ----------
FINANCING ACTIVITIES:
  Proceeds from issuance of notes payable..............      1,181       1,181
  Repayment of long term debt..........................     (2,687)     (2,687)
  Net proceeds and repayments on line of credit........    (15,000)    (15,000)
  Principal payments on capital lease obligations......        (76)        (76)
  Proceeds from issuance of common stock...............      2,028       2,028
                                                         ----------  ----------
Net cash used in financing activities..................    (14,554)    (14,554)
                                                         ----------  ----------
Effect of exchange rate changes on cash................         70          70
                                                         ----------  ----------
Net increase (decrease) in cash and cash equivalents...     (1,467)     (1,467)
Cash and cash equivalents at beginning of period.......     12,737      12,737
                                                         ----------  ----------
Cash and cash equivalents at end of period............. $   11,270  $   11,270
                                                         ==========  ==========
Non-cash activities:
Net issuances of common stock for certain acquisitions. $    1,900  $    1,900